Investor Presentation

crexendo®
ride the cloud

December 2020



Doug Gaylor
President & COO

11 years with Crexendo
Prior Experience:

INTER-TEL Mitel



Ron Vincent
CFO

8 years with Crexendo
Prior Experience:

ERNST & YOUNG

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals , plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, 2019. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

We have filed a registration statement on Form S-1 (File No. 333-248767) with the SEC in connection with the offering to which this presentation relates. Before you invest in our securities, you should read the prospectus in that registration statement and the other documents we have incorporated by reference therein. You may get these documents for free by visiting EDGAR on the SEC website available at www.sec.gov.

"The Future Ain't What It Used To Be."

- YOGI BERRA

Cloud Communications makes businesses more efficient and productive while saving money on their telecommunications spend. In today's "Work From Anywhere" world, it's not a matter of "if" but "when" every business eventually migrates to the Cloud.

2020 WINNER | 2019 WINNER | 2019 WINNER | 2018 WINNER | 2017 WINNER

- **Fast-Growing Tech Leader in UCaaS and Cloud Communications**
- **Collaboration and "Work From Anywhere" Tech Extraordinarily Timely Given Market Dynamics**
- **Unparalleled Executive Telecom Experience with Over 150 Years Combined**
- **World Class, Cloud-Hosted System Built for Small and Medium Businesses**
- **2020 TMC Product of the Year Award Winner**
- **Poised for Rapid Growth Organically and Inorganically**

It's Never Been a More Perfect Time

- Large, underpenetrated industry with tremendous future growth opportunity
- Dependable recurring revenue model provides strong visibility
- In-House Engineered Enterprise level Solutions Developed for the SMB market
- Forward-thinking cost management strategy and Focused and Experienced Management team
- Company scale at inflection point for rapid revenue growth and positive EBITDA

Crexendo's Milestones in 2020

- **Organically up listed to Nasdaq in July**
- **Successfully completed S-1 offering in September Raising ~ $11M**
- **Consistent profitable growth despite headwinds**

What Makes Us Unique

Company Owned and Developed Platform

Owning our own platform keeps our SG&A significantly lower than others.

US-Based Service and Support

Dedicated team and data centers located in the US, available 24/7/365.

Higher Margins with In-House Solutions

Our VoIP platform and phones are 100% designed and engineered in-house.

CLEC Vetted and Approved

Our services are rigorously vetted & available everywhere in the US.

Easy to Switch but Keep Hardware

We help transition customers to our service but retain their current phones.

Maintenance and Upgrades Included

Our customers never pay a maintenance or software upgrade fee, for life.

High-End Features Come Standard

Call Center, Collaboration, Mobility and more are all included.

Custom Engineering Available

For above and beyond service in our designs and software.

Growing Financial Profile

Telecommunications Segment Revenue (1)


($ in 000's)
2017
2018
2019
2019 YTD
2020 YTD
$15,500
$13,000
$10,500
$8,000
$5,500
$3,000
$500
9,141
11,083
13,780
$10,206
$11,643
Service
Product

Non-GAAP Income (Loss) & Net Income (Loss) (1)


2017
2018
2019
2019 YTD
2020 YTD
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
(21)
(929)
287
(223)
1,591
1,139
1,200
911
$1,230
$779
Non-GAAP Income (loss)
Net Income (loss)

Backlog (1)


Dec '17
Dec '18
Dec '19
Sep '19
Sep '20
$30,000
$20,000
$10,000
$-
19,871
23,029
26,110
25,335
$28,313

Churn Rate(2)


2017
2018
2019
2019 YTD
2020 YTD
3.00%
2.40%
1.80%
1.20%
0.60%
0.00%
0.40%
0.59%
0.67%
0.61%
0.67%

(1) YTD numbers as of Q3 2019 and Q3 2020
(2) Average monthly percentage for period.

Organic and Inorganic Growth Strategy

1) Partner Sales

Currently more than **200+ Partners** with plans to add 5-8% per quarter

Tenured staff with wealth of experience in Channel Partnerships

Focused on Partners in 4 Key areas:
- **Traditional Telecom VAR's**
- **Data and B2B VAR's**
- **Managed Service Providers (MSPs)**
- **Master Agents**

2) Direct Sales

Sell directly to SMB customers and national accounts

Tenured and experienced team with plans to hire more!

3) Acquisitions

TARGET PARAMETERS

$2-15M

Recurring Revenue

Synergies

Candidates on hosted platforms so we can migrate customers to CXDO platform

Profitable

Accretive With Long-Term Agreements

Q&A

crexendo®
ride the cloud